UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

January 13, 2020
(Date of earliest event reported)

LABORATORY CORP OF AMERICA HOLDINGS
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11353	13-3757370
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 South Main Street
Burlington,	North Carolina	27215
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number including area code) 336-229-1127

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Exchange Act.
Title of Each Class            Trading Symbol            Name of exchange on which registered
Common Stock, $0.10 par value        LH                New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure
LabCorp® (NYSE: LH), a leading global life sciences company, will release its fourth quarter and full year 2019 financial results before the market opens on Thursday, Feb. 13, 2020, and then will host a conference call and webcast beginning at 9:00 a.m. EDT to discuss the results. The earnings release and accompanying financial information will be posted on the LabCorp Investor Relations website.
Interested parties can access the conference call by dialing 1-844-634-1444 within the U.S. and Canada, or 1-615-247-0253 internationally, using the passcode 8663007. In addition, a real-time webcast of the conference call will be available on the LabCorp Investor Relations website.
An audio replay of the conference call will be available from 1:00 p.m. EDT on Feb. 13, 2020, until 12:30 a.m. EDT on Feb. 27, 2020, by dialing 1-855-859-2056 within the U.S. and Canada, or 1-404-537-3406 internationally, using the passcode 8663007. The webcast of the conference call will be archived and accessible through Jan. 29, 2021, on the LabCorp Investor Relations website.

Item 9.01	Financial Statements and Exhibits.

Exhibit	Exhibit Name
Exhibit 99.1	Press Release dated January 13, 2020, issued by LabCorp

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LABORATORY CORPORATION OF AMERICA HOLDINGS
Registrant

By:	/s/ SANDRA VAN DER VAART
Sandra van der Vaart
Global General Counsel and Corporate Secretary

January 13, 2020